Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets
Goodwill and Intangible Assets

4. Goodwill and Intangible Assets

    The Company’s goodwill as of December 31, 2012 and 2011 was $15.2 million, which was related to the acquisitions of Davidhill Capital Inc., a British Virgin Islands limited liability corporation, and its UC instant messaging product in 2004 and a privately held web-application development firm in 2008. As of December 31, 2012, the Company performed a qualitative assessment of its advertising business, based on its qualitative assessment by taking into consideration of macroeconomics, overall financial performance, industry and market conditions and the share price of the Company, and concluded no other-than-temperately impairment on its goodwill existed.

The following table summarized the Company’s intangible assets:

	December 31, 2012			December 31, 2011
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
		(In thousands)			(In thousands)
Technology*	$11,012	$(11,012)	$—	$11,012	$(10,923)	$89
Software*	1,844	(1,844)	—	1,844	(1,844)	—
Other	775	(94)	681	775	(49)	726
Total	$13,631	$(12,950)	$681	$13,631	$(12,816)	$815

*                 Intangible assets are amortized over the estimated useful lives in the range of two to ten years.

Amortization expense related to intangible assets for the years ended December 31, 2012, 2011 and 2010 was $0.1 million, $0.7 million and $3.3 million, respectively. As of December 31, 2012, estimated amortization expenses for future periods were expected to be as follows:

Year Ended December 31,	(In thousands)
2013	$45
2014	45
2015	45
2016	45
Thereafter	179
Total expected amortization expense	$359